UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
______________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2022
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Squarespace, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware (State or Other Jurisdiction of Incorporation)	001-40393 (Commission File Number)	20-0375811 (IRS Employer Identification No.)

225 Varick Street,12th Floor New York,New York (Address of Principal Executive Offices)	10014 (Zip Code)
(646) 580-3456
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
______________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	SQSP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (P30.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On August 1, 2022, the Board of Directors (the “Board”) of Squarespace, Inc. (the “Company”) appointed Neela Montgomery to serve as a director on the Board, effective as of August 3, 2022 (the “Commencement Date”), until the Company’s 2023 annual meeting of stockholders and until her successor is duly elected and qualified, or until her earlier death, resignation or removal. Effective as of the time of Ms. Montgomery’s appointment, the Board increased the size of the Board to seven members.

Ms. Montgomery will be compensated as a member of the Board under the terms of the Company’s non-employee director compensation policy currently in effect. On the Commencement Date, Ms. Montgomery will receive a grant of restricted stock units relating to shares of the Company’s Class A common stock with an aggregate grant date value of $250,000, pro-rated for the portion of the year in which she serves as a member of the Board (the “Pro-Rated Grant”). The Pro-Rated Grant will vest in full on June 2, 2023, subject to her continued service through the vesting date. Subsequently, on the date of each annual meeting of the Company’s stockholders, Ms. Montgomery will receive a grant of restricted stock units relating to shares of the Company’s Class A common stock with an aggregate grant date value of $250,000, which will vest in full on the first anniversary of the grant date, subject to her continued service through the vesting date and in accordance with the Company's non-employee director compensation policy.

The Company expects to enter into the Company’s standard form of indemnification agreement with Ms. Montgomery in connection with her appointment to the Board.

There are no arrangements or understandings between Ms. Montgomery and any other persons pursuant to which she was elected as a director of the Company. There are no family relationships between Ms. Montgomery and any other director or executive officer of the Company and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The press release announcing Ms. Montgomery’s appointment to the Board is attached hereto as Exhibit 99.1

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release Issued by the Company dated August 1, 2022
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SQUARESPACE, INC.

Dated: August 1, 2022	By:	/s/ Courtenay O’Connor
Courtenay O’Connor
General Counsel and Secretary
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